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                                 EXHIBIT 26 (r)


                        Minnesota Life Insurance Company
                               Power of Attorney
                        To Sign Registration Statements


WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and


WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and


WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564, 33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, 333-182763, 333-189593 and 333-212515) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and


WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") (33-3233, 33-64395, 333-96383, 333-109853 and 333-120704) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and


WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and


WHEREAS, Minnesota Life Individual Variable Universal Life Account ("Individual Variable Universal Life Account") (333-144604, 333-148646, 333-183590 and
333-198279) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.


NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account, Variable Universal Life Account and Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.


            Signature                                        Title                                Date
---------------------------------   ------------------------------------------------------   --------------
/s/ Christopher M. Hilger           Chairman of the Board, President and Chief Executive     April 8, 2019
------------------------------      Officer
Christopher M. Hilger
/s/ Robert L. Senkler               Director                                                 April 8, 2019
------------------------------
Robert L. Senkler
/s/ Mary K. Brainerd                Director                                                 April 8, 2019
------------------------------
Mary K. Brainerd
/s/ Gary R. Christensen             Director                                                 April 8, 2019
------------------------------
Gary R. Christensen
/s/ Benjamin G.S. Fowke III         Director                                                 April 8, 2019
------------------------------
Benjamin G.S. Fowke III
/s/ Sara H. Gavin                   Director                                                 April 8, 2019
------------------------------
Sara H. Gavin



            Signature                 Title          Date
--------------------------------   ----------   --------------
/s/ Eric B. Goodman                Director     April 8, 2019
------------------------------
Eric B. Goodman
/s/ John H. Hooley                 Director     April 8, 2019
------------------------------
John H. Hooley
/s/ Trudy A. Rautio                Director     April 8, 2019
------------------------------
Trudy A. Rautio
/s/ Bruce P. Shay                  Director     April 8, 2019
------------------------------
Bruce P. Shay
/s/ Warren J. Zaccaro              Director     April 8, 2019
------------------------------
Warren J. Zaccaro